Exhibit 99.2

Orion
Office REIT

Supplemental Information Package

CIGNA
TIME WARNER
CABLE
Experian

2022
Third Quarter

Q3 2022 SUPPLEMENTAL INFORMATION

Orion Supplemental Information
September 30, 2022

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Q3 2022 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2022, unless otherwise indicated. Certain balances have been reclassified to conform with the current period's presentations, including acquisition, disposition, and leasing deal related costs, which were previously included in the acquisition related line on the statement of operations and are now included in the transaction related line, and spin related costs, which were previously included in the transaction costs line on the statement of operations, and are now presented in the spin related line. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in Orion Office REIT Inc.'s (the "Company," "Orion," "us," "our" and "we") Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and Annual Report on Form 10-K for the year ended December 31, 2021.

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Q3 2022 SUPPLEMENTAL INFORMATION

Forward-Looking Statements

Information set forth herein contains “forward-looking statements” which reflect the Company's expectations and projections regarding future events and plans, the Company's future financial condition, results of operations, liquidity and business, including leasing and occupancy, acquisitions, dispositions, rent receipts, the payment of future dividends, the Company’s future growth and the impact of the coronavirus (COVID-19) on the Company's business. Generally, the words "anticipates," "assumes," "believes," "continues," "could," "estimates," "expects," "goals," "intends," "may," "plans," "projects," "seeks," "should," "targets," "will," "guidance", variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are based on information currently available to the Company and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which may be difficult to predict and beyond the Company's control, that could cause actual events and plans or could cause the Company's business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the forward-looking statements. Further, information regarding historical rent collections should not serve as an indication of future rent collections.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements:
•the risk of rising interest rates, including that our borrowing costs may increase and we may be unable to refinance our debt obligations on favorable terms and in a timely manner, or at all;
•the risk of inflation, including that our operating costs, such as insurance premiums, utilities, real estate taxes, capital expenditures and repair and maintenance costs, may rise;
•conditions associated with the global market, including an oversupply of office space, tenant credit risk and general economic conditions;
•the extent to which the ongoing COVID-19 pandemic or any future pandemic or outbreak of a highly infectious or contagious disease or fear of such pandemics or outbreaks impacts our business, operating results, financial condition and prospects, which is highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the COVID-19 pandemic and its impact on the U.S. economy and potential changes in tenant behavior that could adversely affect the use of and demand for office space;
•our ability to acquire new properties and sell non-core assets on favorable terms and in a timely manner, or at all;
•our ability to comply with the terms of our credit agreements or to meet the debt obligations on certain of our properties;
•our ability to access the capital markets to raise additional equity or refinance maturing debt on favorable terms and in a timely manner, or at all;
•changes in the real estate industry and in performance of the financial markets and interest rates and our ability to effectively hedge against interest rate changes;
•the risk of tenants defaulting on their lease obligations, which is heightened due to our focus on single tenant properties;
•our ability to renew leases with existing tenants or re-let vacant space to new tenants on favorable terms and in a timely manner, or at all;
•the cost of rent concessions, tenant improvement allowances and leasing commissions;
•the potential for termination of existing leases pursuant to tenant termination rights;
•the amount, growth and relative inelasticity of our expenses;
•risks associated with the ownership and development of real property;
•risks associated with our joint venture with an affiliate of Arch Street Capital Partners and any potential future equity investments;
•our ability to close pending real estate transactions, which may be subject to conditions that are outside of our control;
•risks associated with acquisitions, including the integration of the office portfolios of Realty Income Corporation (“Realty Income”) and VEREIT Inc. into Orion;
•Realty Income’s inability or failure to perform under the various transaction agreements effecting the Separation and the Distribution;
•risks associated with the fact that we have a limited operating history and our future performance is difficult to predict;

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Q3 2022 SUPPLEMENTAL INFORMATION
•our properties may be subject to impairment charges;
•risks resulting from losses in excess or insured limits or uninsured losses;
•risks associated with the potential volatility of our common stock; and
•the risk that we may fail to qualify and maintain our qualification as a REIT

Additional factors that may affect future results are contained in the Company's filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

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Q3 2022 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

Orion is a real estate company incorporated in the state of Maryland on July 1, 2021, which has been operating in a manner so as to qualify and has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes, commencing with our initial taxable year ended December 31, 2021.

Orion is a full-service real estate operating company which owns and operates a portfolio of 87 office properties totaling approximately 10.1 million leasable square feet located within 29 states. In addition, the Company owns a 20% equity interest in one unconsolidated joint venture with an affiliate of Arch Street Capital Partners, which owns a portfolio consisting of six office properties totaling approximately 1.0 million leasable square feet located within six states. As of September 30, 2022, approximately 69.9% of the Company's Annualized Base Rent was from Investment Grade Tenants, the Company's Occupancy Rate was 88.2% and the Weighted Average Remaining Lease Term was 3.9 years.

The Company's Annualized Base Rent as of September 30, 2022 was approximately $165.6 million. See "Top Ten Concentrations" and "Tenants Comprising Over 1% of Annualized Base Rent" below.

Tenants, Trademarks and Logos
Orion is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2022 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Paul H. McDowell, Chief Executive Officer, President	Reginald H. Gilyard, Non-Executive Chairman

Gavin B. Brandon, Executive Vice President, Chief Financial Officer and Treasurer	Kathleen R. Allen, Ph.D., Independent Director

Paul C. Hughes, General Counsel and Secretary	Richard J. Lieb, Independent Director

Christopher H. Day, Executive Vice President, Chief Operating Officer	Gregory J. Whyte, Independent Director

Gary E. Landriau, Executive Vice President, Chief Investment Officer	Paul H. McDowell, Chief Executive Officer and Director

Revea L. Schmidt, Senior Vice President, Chief Accounting Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 850	19 West 44th Street, Suite 1401
Phoenix, AZ 85016	New York, NY 10036
602-698-1002
www.ONLREIT.com

Trading Symbol: ONL

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
462 South 4th Street, Suite 1600
Louisville, KY 40202
855-866- 0787

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Q3 2022 SUPPLEMENTAL INFORMATION

Balance Sheets (unaudited, in thousands)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Assets
Real estate investments, at cost:
Land	$243,726	$250,724	$254,786	$250,194
Buildings, fixtures and improvements	1,137,177	1,208,475	1,231,469	1,231,551
Total real estate investments, at cost	1,380,903	1,459,199	1,486,255	1,481,745
Less: accumulated depreciation	126,097	138,642	137,217	128,109
Total real estate investments, net	1,254,806	1,320,557	1,349,038	1,353,636
Accounts receivable, net	21,923	25,731	22,032	17,916
Intangible lease assets, net	223,528	247,722	272,623	298,107
Cash and cash equivalents	23,282	19,300	18,585	29,318
Real estate assets held for sale, net	6,383	9,402	—	—
Other assets, net	91,632	91,208	92,671	60,501
Total assets	$1,621,554	$1,713,920	$1,754,949	$1,759,478

Liabilities and Equity
Bridge facility, net	$—	$—	$—	$354,357
Mortgages payable, net	351,994	351,820	351,648	—
Credit facility term loan, net	173,478	173,133	172,793	172,490
Credit facility revolver	31,000	71,000	91,000	90,000
Accounts payable and accrued expenses	22,038	16,855	17,929	17,379
Below-market lease liabilities, net	15,611	17,381	18,993	20,609
Distributions payable	5,664	5,663	5,663	—
Other liabilities, net	21,085	20,341	19,897	16,355
Total liabilities	620,870	656,193	677,923	671,190

Common stock	57	57	57	57
Additional paid-in capital	1,146,431	1,145,987	1,145,548	1,145,278
Accumulated other comprehensive income	7,057	5,851	4,356	299
Accumulated deficit	(154,273)	(95,562)	(74,328)	(58,715)
Total stockholders' equity	999,272	1,056,333	1,075,633	1,086,919
Non-controlling interest	1,412	1,394	1,393	1,369
Total equity	1,000,684	1,057,727	1,077,026	1,088,288
Total liabilities and equity	$1,621,554	$1,713,920	$1,754,949	$1,759,478

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Q3 2022 SUPPLEMENTAL INFORMATION

Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022
Revenues:
Rental	$51,580	$52,659	$53,017
Fee income from unconsolidated joint venture	189	190	189
Total revenues	51,769	52,849	53,206
Operating expenses:
Property operating	15,303	15,156	15,314
General and administrative	4,672	3,291	3,517
Depreciation and amortization	32,693	33,828	34,353
Impairments	44,801	7,758	1,602
Transaction related	194	141	63
Spin related	—	208	756
Total operating expenses	97,663	60,382	55,605
Other (expense) income:
Interest expense, net	(7,904)	(7,867)	(6,847)
Gain on disposition of real estate assets	1,059	—	—
Loss on extinguishment of debt, net	—	—	(468)
Other income, net	31	48	39
Equity in loss of unconsolidated joint venture	(157)	(54)	(41)
Total other (expenses) income, net	(6,971)	(7,873)	(7,317)
Loss before taxes	(52,865)	(15,406)	(9,716)
Provision for income taxes	(164)	(164)	(166)
Net loss	(53,029)	(15,570)	(9,882)
Net income attributable to non-controlling interest	(18)	(1)	(24)
Net loss attributable to common stockholders	$(53,047)	$(15,571)	$(9,906)

Weighted-average shares outstanding - basic and diluted	56,635	56,629	56,626
Basic and diluted net loss per share attributable to common stockholders	$(0.94)	$(0.27)	$(0.17)

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Q3 2022 SUPPLEMENTAL INFORMATION

Funds From Operations (FFO), Core Funds From Operations (Core FFO) and Funds Available for Distribution (FAD) (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022
Net loss	$(53,047)	$(15,571)	$(9,906)
Depreciation and amortization of real estate assets	32,674	33,811	34,337
Gain on disposition of real estate assets	(1,059)	—	—
Impairment of real estate	44,801	7,758	1,602
Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable	460	461	461
FFO attributable to common stockholders	$23,829	$26,459	$26,494
Adjustments:
Transaction related expenses	194	141	63
Spin related expenses	—	208	756
Loss on extinguishment of debt, net	—	—	468
Core funds from operations attributable to common stockholders	$24,023	$26,808	$27,781
Adjustments:
Amortization of deferred financing costs	1,067	1,057	1,171
Amortization of above and below market leases, net	(312)	(315)	(320)
Amortization of deferred lease incentives	36	—	—
Straight-line rental revenue	(699)	(547)	(896)
Equity-based compensation	444	439	270
Equity in loss of Unconsolidated Joint Venture	157	54	41
Capital expenditures and leasing costs	(3,730)	(2,381)	(2,401)
Other adjustments, net	63	63	63
Proportionate share of Unconsolidated Joint Venture adjustments for the items above, as applicable	(31)	(5)	9
Funds available for distribution	$21,018	$25,173	$25,718

Weighted-average shares outstanding - basic and diluted	56,635	56,629	56,626

FFO attributable to common stockholders per share	$0.42	$0.47	$0.47
Core FFO attributable to common stockholders per share	$0.42	$0.47	$0.49
FAD per share	$0.37	$0.44	$0.45

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2022 SUPPLEMENTAL INFORMATION

EBITDA, EBITDAre and Adjusted EBITDA (unaudited, in thousands)

	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022
Net loss	$(53,047)	$(15,571)	$(9,906)
Adjustments:
Interest expense	7,904	7,867	6,847
Depreciation and amortization	32,693	33,828	34,353
Provision for income taxes	164	164	166
Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable	782	672	643
EBITDA	$(11,504)	$26,960	$32,103
Gain on disposition of real estate assets	(1,059)	—	—
Impairment of real estate	44,801	7,758	1,602
EBITDAre	$32,238	$34,718	$33,705
Transaction related	194	141	63
Spin related	—	208	756
Amortization of above and below market leases, net	(312)	(315)	(320)
Amortization of deferred lease incentives	36	—	—
Loss on extinguishment of debt, net	—	—	468
Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable	(7)	(8)	(7)
Adjusted EBITDA	$32,149	$34,744	$34,665

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2022 SUPPLEMENTAL INFORMATION

Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	45.7%

Mortgages payable, net	32.8%

Credit facility term loan	16.1%

Credit facility revolver	2.9%

Proportionate share of Unconsolidated Joint Venture Debt	2.5%

Fixed vs. Variable Rate Debt

Fixed and Swapped to Fixed	94.7%
Variable	5.3%

Orion Capitalization Table
			September 30, 2022
Common shares outstanding			56,635
Stock price			$8.75
Implied Equity Market Capitalization			$495,556

	Wtd. Avg. Maturity (Years)	Interest Rate (1)	September 30, 2022
Proportionate share of Unconsolidated Joint Venture Debt (2)	2.2	5.19%	$27,332
Mortgages payable	4.4	4.97%	355,000
Total secured debt	4.2	4.99%	$382,332

Credit facility term loan (3) (4)	1.1	3.19%	175,000
Credit facility revolver (4)	2.1	5.53%	31,000
Total unsecured debt	1.3	3.55%	206,000

Total Principal Outstanding	3.2	4.48%	$588,332

Total Capitalization			$1,083,888
Cash and cash equivalents			23,282
Proportionate share of Unconsolidated Joint Venture cash and cash equivalents			758
Enterprise Value			$1,059,848

Net Debt/Enterprise Value			53.2%
Net Debt/Gross Real Estate Investments			31.9%
Fixed Charge Coverage Ratio			4.51x
Liquidity (5)			$418,040
Net Debt/Annualized Adjusted EBITDA			4.39x
___________________________________
(1)Weighted average interest rate for variable rate debt represents the interest rate in effect as of September 30, 2022.
(2)The unconsolidated joint venture mortgage notes payable have a floating interest rate, however, the unconsolidated joint venture has entered into an interest rate swap transaction which effectively fixes the interest rate on the mortgage notes at 5.19% per annum.
(3)The term loan is a floating rate facility, however, the Company has entered into an interest rate swap transaction which effectively fixes the interest rate on the term loan indebtedness at 3.19% per annum.
(4)Under the related loan agreements, these borrowings which are secured only by a pledge of equity interests are treated as unsecured indebtedness. The Company's otherwise unencumbered properties are part of the unencumbered property pool under the related loan agreements and therefore, generally are not available to serve as collateral under other borrowings.
(5)Liquidity represents cash and cash equivalents of $24.0 million and approximately $394.0 million available capacity on our $425.0 million revolving credit facility as of September 30, 2022.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2022 SUPPLEMENTAL INFORMATION

Debt Detail (unaudited, dollars in thousands)

Principal Payments Due	Total	2022	2023	2024	Thereafter
Credit facility revolver	$31,000	$—	$—	$31,000	$—
Credit facility term loan	175,000	—	175,000	—	—
Mortgages payable	355,000	—	—	—	355,000
Proportionate share of Unconsolidated Joint Venture debt	27,332	—	—	27,332	—
Total Principal Outstanding	$588,332	$—	$175,000	$58,332	$355,000

Debt Type	Percentage of Principal Outstanding	Interest Rate	Weighted-Average Years to Maturity
Credit facility revolver	5.3%	5.53%	2.1
Credit facility term loan	29.7%	3.19%	1.1
Mortgages payable	60.3%	4.97%	4.4
Proportionate share of Unconsolidated Joint Venture debt	4.7%	5.19%	2.2
Total	100.0%	4.48%	3.2

Debt Type	Percentage of Principal Outstanding	Weighted-Average Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	35.0%	3.55%	1.3
Total secured debt	65.0%	4.99%	4.2
Total	100.0%	4.48%	3.2

Total fixed-rate and swapped to fixed-rate debt	94.7%	4.42%	3.2
Total variable-rate debt	5.3%	5.53%	2.1
Total	100.0%	4.48%	3.2

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2022 SUPPLEMENTAL INFORMATION

Ratio Analysis (unaudited, dollars in thousands)

Interest Coverage Ratio	September 30, 2022	June 30, 2022	March 31, 2022
Interest Expense, excluding non-cash amortization (1)	$7,131	$6,965	$5,791
Adjusted EBITDA (2)	32,149	34,744	34,665
Interest Coverage Ratio	4.51x	4.99x	5.99x

Fixed Charge Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$7,131	$6,965	$5,791
Secured debt principal amortization	—	—	—
Total fixed charges	7,131	6,965	5,791
Adjusted EBITDA (2)	32,149	34,744	34,665
Fixed Charge Coverage Ratio	4.51x	4.99x	5.99x

	September 30, 2022	June 30, 2022	March 31, 2022
Net Debt Ratios
Net Debt (3)	$564,292	$608,409	$629,095
Adjusted EBITDA annualized	128,596	138,976	138,660
Net Debt to Adjusted EBITDA annualized ratio	4.39x	4.38x	4.54x

Net Debt (3)	$564,292	$608,409	$629,095
Gross Real Estate Investments (3)	1,766,600	1,850,068	1,867,581
Net Debt Leverage Ratio	31.9%	32.9%	33.7%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments (3)	$1,165,310	$1,249,379	$1,267,128
Gross Real Estate Investments (3)	1,766,600	1,850,068	1,867,581
Unencumbered Asset Ratio	66.0%	67.5%	67.8%
___________________________________
(1)Refer to the Statements of Operations section for interest expense calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.
(2)Refer to the Statements of Operations section for net income calculated in accordance with GAAP and to the EBITDAre and Adjusted EBITDA section for the required reconciliation to the most directly comparable GAAP financial measure.
(3)Refer to the Balance Sheet section for total debt and real estate investments, at cost calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2022 SUPPLEMENTAL INFORMATION

Credit Facility Covenants (unaudited)

The following is a summary of key financial covenants for the Company's term loan and revolving credit facility as defined and calculated per the terms of the facility's credit agreement. These calculations, which are not based on GAAP measurements, are presented to investors to show the Company's compliance with the financial covenants and are not measures of our liquidity or performance. As of September 30, 2022, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Credit Facility Key Covenants	Required	September 30, 2022
Ratio of total indebtedness to total asset value	≤ 60%	30.7%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	4.42x
Ratio of secured indebtedness to total asset value	≤ 45%	19.8%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	15.5%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 2.00x	10.94x

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2022 SUPPLEMENTAL INFORMATION

Net Operating Income (unaudited, dollars in thousands)

NOI and Cash NOI

	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022
Rental revenue	$51,580	$52,659	$53,017
Property operating expense	(15,303)	(15,156)	(15,314)
NOI	36,277	37,503	37,703
Adjustments:
Straight-line rent	(699)	(547)	(896)
Amortization of above and below market leases, net	(312)	(315)	(320)
Amortization of deferred lease incentives	36	—	—
Other non-cash adjustments	50	48	51
Proportionate share of Unconsolidated Joint Venture NOI	848	850	849
Cash NOI	$36,200	$37,539	$37,387

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2022 SUPPLEMENTAL INFORMATION

Leasing Activity (unaudited, square feet in thousands)

During the three and nine months ended September 30, 2022, we entered into new and renewal leases as summarized in the following tables (square feet in thousands):

Three Months Ended
	New Leases	Renewals	Total
Rentable square feet leased	—	35	35
Weighted average rental rate change (cash basis)(1)	—%	—%	—%
Tenant leasing costs and concession commitments(2)	$—	$—	$—
Tenant leasing costs and concession commitments per rentable square foot	$—	$—	$—
Weighted average lease term (by rentable square feet) (years)	—	5.0	5.0
Tenant leasing costs and concession commitments per rentable square foot per year	$—	$—	$—

	Nine Months Ended
	New Leases	Renewals	Total
Rentable square feet leased	41	379	420
Weighted average rental rate change (cash basis)(1)	N/A	(4.2)%	(4.2)%
Tenant leasing costs and concession commitments(2)	$2,719	$7,827	$10,546
Tenant leasing costs and concession commitments per rentable square foot	$66.63	$20.65	$25.11
Weighted average lease term (by rentable square feet) (years)	11.0	6.2	6.7
Tenant leasing costs and concession commitments per rentable square foot per year	$6.06	$3.33	$3.75
________________________________
(1)Represents weighted average percentage increase or decrease in (i) the annualized monthly cash amount charged to the applicable tenants (including monthly base rent receivables and certain contractually obligated reimbursements by the applicable tenants) as of the commencement date of the new lease term (excluding any full or partial rent abatement period) compared to (ii) the annualized monthly cash amount charged to the applicable tenants (including the monthly base rent receivables and certain contractually obligated reimbursements by the applicable tenants) as of the expiration date of the prior lease term. Excludes one new lease for approximately 41,000 square feet of space that had been vacant for more than 12 months at the time the new lease was executed.
(2)Includes commitments for tenant improvement allowances and base building allowances, leasing commissions and free rent (includes estimates of property operating expenses, where applicable).
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2022 SUPPLEMENTAL INFORMATION

Dispositions (unaudited, square feet and dollars in thousands)

The following table summarizes the Company's disposition activity during the nine months ended September 30, 2022.

Date Sold	Property Location	Square Feet	Gross Sale Price	Lease Term (Years)(1)
5/31/2022	Annandale, NJ	105	$3,600	0.2
7/8/2022	Buffalo Grove, IL	105	6,280	Vacant
8/4/2022	Dublin, OH	150	7,250	Vacant
8/18/2022	Ponce, PR	57	2,850	0.5
8/19/2022	Harleysville, PA	80	3,150	0.4
Total		497	$23,130

The following table summarizes the Company's disposition activity following the nine months ended September 30, 2022.

Date Sold	Property Location	Square Feet	Gross Sale Price	Lease Term (Years)(1)
10/11/2022	Sierra Vista, AZ	24	$2,300	Vacant
11/1/2022	El Centro, CA	18	3,010	Vacant
		42	$5,310
_________________________________
(1)Represents the remaining lease term from the date of sale.
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 18

Q3 2022 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio
(unaudited, percentages based on portfolio Annualized Base Rent as of September 30, 2022, other than occupancy rate which is based on square footage as of September 30, 2022)

___________________________________________________
___________________________________________________

Geographic Diversification

Texas
14.6%
New Jersey
11.4%
New York
8.2%
Illinois
7.1%
Kentucky
6.2%
Oklahoma
5.7%
Massachusetts
4.8%
Colorado
4.7%
Pennsylvania
4.0%
Ohio
3.7%

___________________________________________________

___________________________________________________

Statistics (square feet in thousands)

Operating Properties	87
Unconsolidated Joint Venture Properties	6
Rentable Square Feet	10,149
Occupancy Rate	88.2%
Weighted Average Remaining Lease Term	3.9
Investment-Grade Tenants	69.9%
NN leases	63.7%
NNN leases	16.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 19

Q3 2022 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands as of September 30, 2022)

Tenant Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Base Rent	Annualized Base Rent as a % of Total Portfolio	Credit Rating
General Services Administration	17	788	7.8%	$19,027	11.5%	AA+
Merrill Lynch	1	482	4.7%	11,983	7.2%	A-
Highmark	1	430	4.2%	8,328	5.0%	NR
RSA Security	2	328	3.2%	7,221	4.4%	BBB
Cigna/Express Scripts	3	365	3.6%	6,700	4.0%	A-
Walgreens	6	574	5.7%	6,310	3.8%	BBB
Coterra Energy	1	309	3.0%	5,658	3.4%	BBB
T-Mobile	5	294	2.9%	5,431	3.3%	BBB-
Teva Pharmaceuticals	1	188	1.9%	5,348	3.2%	BB-
Novartis	1	176	1.7%	4,995	3.0%	AA-
Total	38	3,934	38.7%	$81,001	48.8%

Tenant Industry Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Base Rent	Annualized Base Rent as a % of Total Portfolio
Health Care Equipment & Services	13	1,132	11.2%	$21,609	13.1%
Government & Public Services	19	832	8.2%	19,575	11.8%
Insurance	4	747	7.4%	15,902	9.6%
Financial Institutions	3	616	6.1%	15,041	9.1%
Software & Services	6	713	7.0%	12,826	7.7%
Capital Goods	9	693	6.8%	10,705	6.5%
Pharmaceuticals, Biotechnology & Life Sciences	2	364	3.6%	10,343	6.2%
Consumer Durables & Apparel	3	375	3.7%	8,410	5.1%
Telecommunication Services	7	497	4.9%	8,251	5.0%
Energy	2	461	4.5%	7,273	4.4%
Total	68	6,430	63.4%	$129,935	78.5%

Geographic Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Base Rent	Annualized Base Rent as a % of Total Portfolio
Texas	15	1,353	13.3%	$24,164	14.6%
New Jersey	3	724	7.1%	18,958	11.4%
New York	5	787	7.8%	13,546	8.2%
Illinois	11	1,217	12.0%	11,685	7.1%
Kentucky	2	458	4.5%	10,232	6.2%
Oklahoma	3	585	5.8%	9,514	5.7%
Massachusetts	2	378	3.7%	7,921	4.8%
Colorado	4	570	5.6%	7,782	4.7%
Pennsylvania	3	256	2.5%	6,635	4.0%
Ohio	4	500	4.9%	6,188	3.7%
Total	52	6,828	67.2%	$116,625	70.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 20

Q3 2022 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Base Rent (unaudited, square feet and dollars in thousands as of September 30, 2022)

Tenant	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Base Rent	Annualized Base Rent as a % of Total Portfolio	Credit Rating
General Services Administration	17	788	7.8%	$19,027	11.5%	AA+
Merrill Lynch	1	482	4.7%	11,983	7.2%	A-
Highmark	1	430	4.2%	8,328	5.0%	NR
RSA Security	2	328	3.2%	7,221	4.4%	BBB
Cigna/Express Scripts	3	365	3.6%	6,700	4.0%	A-
Walgreens	6	574	5.7%	6,310	3.8%	BBB
Coterra Energy	1	309	3.0%	5,658	3.4%	BBB
T-Mobile	5	294	2.9%	5,431	3.3%	BBB-
Teva Pharmaceuticals	1	188	1.9%	5,348	3.2%	BB-
Novartis	1	176	1.7%	4,995	3.0%	AA-
FedEx	2	352	3.5%	4,469	2.7%	BBB
MDC Holdings Inc.	1	144	1.4%	4,215	2.5%	BBB-
Charter Communications	2	264	2.6%	3,689	2.2%	BB+
Banner Life Insurance	1	116	1.1%	3,493	2.1%	A
Inform Diagnostics	1	172	1.7%	3,481	2.1%	NR
Encompass Health	1	65	0.6%	3,369	2.0%	BB-
Collins Aerospace	1	207	2.0%	3,300	2.0%	A-
Home Depot/HD Supply	3	153	1.5%	3,059	1.8%	A
Experian	1	178	1.8%	2,988	1.8%	A-
AAA	1	147	1.4%	2,847	1.7%	NR
AT&T	1	203	2.0%	2,820	1.7%	BBB
Linde	1	161	1.6%	2,540	1.5%	A
Citigroup	1	64	0.6%	2,273	1.4%	BBB+
Hasbro	1	136	1.3%	2,243	1.4%	BBB
NTT Data	1	150	1.5%	2,237	1.4%	NR
Ingram Micro	1	200	2.0%	2,197	1.3%	BB-
CVS/Aetna	1	127	1.3%	2,193	1.3%	BBB
Novus International	1	96	0.9%	2,022	1.2%	NR
Elementis	1	66	0.7%	1,980	1.2%	NR
Maximus	2	196	1.9%	1,971	1.2%	BB+
NetJets	1	140	1.4%	1,966	1.2%	NR
Pulte Mortgage	1	95	0.9%	1,953	1.2%	BBB-
Baker Hughes	1	152	1.5%	1,615	1.0%	A-
Abbott Laboratories	1	131	1.3%	1,609	1.0%	AA-
AGCO	1	126	1.2%	1,606	1.0%	BBB-
Total	68	7,775	76.4%	$147,136	88.7%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 21

Q3 2022 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands as of September 30, 2022)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Base Rent	Annualized Base Rent as a % of Total Portfolio
Health Care Equipment & Services	13	1,132	11.2%	$21,609	13.1%
Government & Public Services	19	832	8.2%	19,575	11.8%
Insurance	4	747	7.4%	15,902	9.6%
Financial Institutions	3	616	6.1%	15,041	9.1%
Software & Services	6	713	7.0%	12,826	7.7%
Capital Goods	9	693	6.8%	10,705	6.5%
Pharmaceuticals, Biotechnology & Life Sciences	2	364	3.6%	10,343	6.2%
Consumer Durables & Apparel	3	375	3.7%	8,410	5.1%
Telecommunication Services	7	497	4.9%	8,251	5.0%
Energy	2	461	4.5%	7,273	4.4%
Transportation	5	541	5.3%	7,176	4.3%
Commercial & Professional Services	10	505	5.0%	7,131	4.3%
Food & Staples Retailing	6	574	5.7%	6,310	3.8%
Materials	4	352	3.6%	5,655	3.4%
Media & Entertainment	2	264	2.6%	3,689	2.2%
Retailing	4	157	1.5%	3,131	1.9%
Food, Beverage & Tobacco	1	96	0.9%	2,022	1.2%
Utilities	1	25	0.2%	394	0.3%
Real Estate	1	4	—%	86	0.1%
Consumer Services	2	5	—%	54	—%
Total	104	8,953	88.2%	$165,583	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 22

Q3 2022 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands as of September 30, 2022)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Base Rent	Annualized Base Rent as a % of Total Portfolio
Arizona	3	239	2.4%	$2,151	1.3%
California	4	262	2.6%	5,288	3.2%
Colorado	4	570	5.6%	7,782	4.7%
Florida	2	53	0.5%	225	0.1%
Georgia	3	284	2.8%	4,493	2.7%
Idaho	2	45	0.5%	1,027	0.6%
Illinois	11	1,217	12.0%	11,685	7.1%
Indiana	1	83	0.8%	549	0.3%
Iowa	3	137	1.4%	1,911	1.2%
Kansas	2	196	1.9%	1,971	1.2%
Kentucky	2	458	4.5%	10,232	6.2%
Maryland	2	236	2.3%	4,537	2.7%
Massachusetts	2	378	3.7%	7,921	4.8%
Minnesota	1	39	0.4%	493	0.3%
Missouri	4	529	5.2%	4,868	2.9%
Nebraska	2	180	1.8%	2,739	1.7%
New Jersey	3	724	7.1%	18,958	11.4%
New York	5	787	7.8%	13,546	8.2%
Ohio	4	500	4.9%	6,188	3.7%
Oklahoma	3	585	5.8%	9,514	5.7%
Oregon	1	69	0.7%	1,120	0.7%
Pennsylvania	3	256	2.5%	6,635	4.0%
Rhode Island	2	206	2.0%	3,028	1.8%
South Carolina	1	64	0.6%	2,273	1.4%
Tennessee	4	240	2.4%	4,502	2.7%
Texas	15	1,353	13.3%	24,164	14.6%
Virginia	2	240	2.4%	4,426	2.7%
West Virginia	1	64	0.6%	1,114	0.7%
Wisconsin	1	155	1.5%	2,243	1.4%
Total	93	10,149	100.0%	$165,583	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 23

Q3 2022 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands as of September 30, 2022)

Year of Expiration	Number of Leases Expiring (1)(2)	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Base Rent	Annualized Base Rent as a % of Total Portfolio
2022	2	286	2.8%	$6,943	4.2%
2023	19	1,888	18.6%	27,804	16.8%
2024	17	1,971	19.4%	39,959	24.1%
2025	13	1,049	10.3%	18,545	11.2%
2026	13	757	7.5%	17,024	10.3%
2027	14	1,002	9.9%	16,126	9.7%
2028	9	423	4.2%	8,158	4.9%
2029	3	392	3.9%	5,775	3.5%
2030	2	98	1.0%	4,495	2.7%
2031	1	11	0.1%	399	0.2%
Thereafter	9	1,019	10.1%	20,070	12.2%
Total	102	8,896	87.8%	$165,298	99.8%
__________________________________
(1) The Company has certain properties that are subject to multiple leases.
(2) Month-to-month leases have been excluded from lease expirations.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 24

Q3 2022 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands as of September 30, 2022)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Base Rent	Annualized Base Rent as a % of Total Portfolio
Fixed dollar or percent increase	83	7,629	75.2%	$142,100	85.8%
Flat	18	1,132	11.1%	19,794	12.0%
CPI	3	192	1.9%	3,689	2.2%
Total	104	8,953	88.2%	$165,583	100.0%

Tenant Expense Obligation
(square feet and dollars in thousands as of September 30, 2022)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Base Rent	Annualized Base Rent as a % of Total Portfolio
NN	58	5,784	57.0%	$105,544	63.7%
Modified Gross	21	1,206	11.9%	32,580	19.7%
NNN	21	1,955	19.2%	27,364	16.5%
Gross	4	8	0.1%	95	0.1%
Total	104	8,953	88.2%	$165,583	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 25

Q3 2022 SUPPLEMENTAL INFORMATION

Full Portfolio (1)

Industry	Address	City	State
Vacant	1625 W. Main Street	El Centro	CA
Food, Beverage & Tobacco	20 Missouri Research Park Drive	St. Charles	MO
Telecommunication Services	4335 Paredes Line Road	Brownsville	TX
Telecommunication Services	3750 Wheeler Road	Augusta	GA
Telecommunication Services	4080 27th Court SE	Salem	OR
Vacant	1100 Technology Parkway	Cedar Falls	IA
Financial Institutions	11 Ewall Street	Mount Pleasant	SC
Health Care Equipment & Services	8455 University Place Drive	St. Louis	MO
Transportation	1475 Boettler Road	Uniontown	OH
Government & Public Services	2305 Hudson Boulevard	Brownsville	TX
Government & Public Services	257 Bosley Industrial Park	Parkersburg	WV
Government & Public Services	2805 Pine Mill Road	Paris	TX
Government & Public Services	4521 Thomas Jefferson Street	Caldwell	ID
Government & Public Services	3381 U.S. Highway 277	Eagle Pass	TX
Vacant	354 S Hwy 92	Sierra Vista	AZ
Government & Public Services	2475 Cliff Creek Crossing Drive	Dallas	TX
Government & Public Services	3644 Avtech Parkway	Redding	CA
Government & Public Services	5100 W 36th Street	Minneapolis	MN
Government & Public Services	4551 State Route 11 (E)	Malone	NY
Government & Public Services	2600 Voyager Avenue	Sioux City	IA
Government & Public Services	135 Circle Lane	Knoxville	TN
Government & Public Services	9912 & 9934 Little Road	New Port Richey	FL
Health Care Equipment & Services	2304 State Highway 121	Bedford	TX
Vacant	5411 E. Williams Boulevard	Tucson	AZ
Government & Public Services	3369 U.S. Highway 277	Eagle Pass	TX
Transportation	942 S. Shady Grove Road	Memphis	TN
Transportation	4151 Bridgeway Avenue	Columbus	OH
Food & Staples Retailing	1411 Lake Cook Road	Deerfield	IL
Food & Staples Retailing	1415 Lake Cook Road	Deerfield	IL
Food & Staples Retailing	1417 Lake Cook Road	Deerfield	IL
Food & Staples Retailing	1419 Lake Cook Road	Deerfield	IL
Food & Staples Retailing	1425 Lake Cook Road	Deerfield	IL
Food & Staples Retailing	1435 Lake Cook Road	Deerfield	IL
Capital Goods	601 Third Street SE	Cedar Rapids	IA
Consumer Durables & Apparel	15 LaSalle Square	Providence	RI
Materials	100 Sci Park Boulevard	East Windsor	NJ
Media & Entertainment	6005 Fair Lakes Road	East Syracuse	NY
Government & Public Services	310 Canaveral Groves Boulevard	Cocoa	FL
Vacant	8640 Evans Avenue	Berkeley	MO
Government & Public Services	103 & 104 Airport Road	Grangeville	ID
Government & Public Services	2901 Alta Mesa Boulevard	Fort Worth	TX
Government & Public Services	59 Dunning Way	Plattsburgh	NY
Financial Institutions	480 Jefferson Boulevard	Warwick	RI
Energy	1800 Nelson Road	Longmont	CO
Health Care Equipment & Services	1850 Norman Drive North	Waukegan	IL
Health Care Equipment & Services	1333 - 1385 East Shaw Avenue	Fresno	CA
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 26

Q3 2022 SUPPLEMENTAL INFORMATION

Industry	Address	City	State
Telecommunication Services	2270 Lakeside Boulevard	Richardson	TX
Health Care Equipment & Services	5859 Farinon Drive	San Antonio	TX
Energy	202 S. Cheyenne	Tulsa	OK
Vacant	7475 S. Joliet Street	Englewood	CO
Vacant	8 and 10 Morton Avenue	Ridley Park	PA
Consumer Durables & Apparel	4340 & 4350 South Monaco Street	Denver	CO
Vacant	2250 Lakeside Boulevard	Richardson	TX
Commercial & Professional Services	3833 Greenway Drive	Lawrence	KS
Commercial & Professional Services	2201 Noria Road	Lawrence	KS
Materials	1585 Sawdust Road	The Woodlands	TX
Consumer Durables & Apparel	7390 S. Iola Street	Englewood	CO
Pharmaceuticals, Biotechnology & Life Sciences	41 Moores Road	Malvern	PA
Media & Entertainment	1320 N. Dr. MLK Jr. Drive	Milwaukee	WI
Telecommunication Services	695 Grassmere Park	Nashville	TN
Commercial & Professional Services	1575 Sawdust Road	The Woodlands	TX
Retailing	101 Riverview Parkway	Santee	CA
Materials	6752 Baymeadow Drive	Glen Burnie	MD
Health Care Equipment & Services	6655 North MacArthur Boulevard	Irving	TX
Capital Goods	2087 East 71st Street	Tulsa	OK
Government & Public Services	333 Scott Street	Covington	KY
Software & Services	1759 Wehrle Dr	Amherst	NY
Commercial & Professional Services	6377 Emerald Drive	Dublin	OH
Capital Goods	22640 Davis Drive	Sterling	VA
Capital Goods	1100 Atwater Drive, Lot 11A	Malvern	PA
Vacant	930 National Parkway	Schaumburg	IL
Health Care Equipment & Services	7353 Company Drive	Indianapolis	IN
Health Care Equipment & Services	1640 Dallas Parkway	Plano	TX
Capital Goods	1705 Kellie Drive	Blair	NE
Commercial & Professional Services	955 American Lane Unit 1	Schaumburg	IL
Insurance	3100 Quail Springs Parkway	Oklahoma City	OK
Software & Services	777 Research Road	Lincoln	NE
Insurance	249-257 West Genesee Street	Buffalo	NY
Insurance	3275 Bennett Creek Avenue	Urbana	MD
Health Care Equipment & Services	100 Airpark Center Drive East	Nashville	TN
Retailing	3074 Chastain Meadows Parkway NW	Kennesaw	GA
Vacant	2211 Sanders Road	Northbrook	IL
Capital Goods	4205 River Green Parkway	Duluth	GA
Pharmaceuticals, Biotechnology & Life Sciences	8 Sylvan way	Parsippany	NJ
Software & Services	174 & 176 Middlesex Turnpike	Bedford	MA
Financial Institutions	1500-1600 Merrill Lynch Drive	Hopewell	NJ
Health Care Equipment & Services	3003 N. 3rd Street	Phoenix	AZ
Capital Goods	70 Mechanic Street	Foxboro	MA
Health Care Equipment & Services	577 Aptakisic Road	Lincolnshire	IL
Transportation	360 Westar Boulevard	Westerville	OH
Software & Services	12975 Worldgate Drive	Herndon	VA
Transportation	580 Atlas Air Way	Erlanger	KY
Utilities	700 Market Street	St. Louis	MO
__________________________________
(1)Includes the properties owned by the Company's unconsolidated joint venture.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 27

Q3 2022 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table summarizes the Company's investments in the Arch Street Unconsolidated Joint Venture as of September 30, 2022.

	Legal Ownership Percentage (1)	Tenant Industry	Pro Rata Share of Gross Real Estate Investments	Pro Rata Share of Rentable Square Feet	Pro Rata Share of Annualized Base Rent	Pro Rata Share of Principal Outstanding
Schneider Electric - Foxboro, MA	20%	Capital Goods	$8,336	50	$699	$5,090
Sysmex - Lincolnshire, IL	20%	Health Care Equipment & Services	9,239	33	779	5,448
DHL - Westerville, OH	20%	Transportation	6,676	29	430	3,972
Peraton - Herndon, VA	20%	Software & Services	9,687	33	1,126	6,000
Atlas Air - Erlanger, KY	20%	Transportation	5,330	20	311	3,162
Spire Energy - St. Louis, MO	20%	Utilities	6,159	26	394	3,660
			$45,427	191	$3,739	$27,332
__________________________________
(1)Legal ownership percentage may, at times, not equal the Company's economic interest because of various provisions in the joint venture agreement regarding capital contributions, distributions of cash flow based on capital account balances and allocations of profits and losses.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
Orion Office REIT Inc. | WWW.ONLREIT.COM | 28

Q3 2022 SUPPLEMENTAL INFORMATION

Definitions (unaudited, in thousands, except share and per share data)

Annualized Base Rent is the monthly aggregate cash amount charged to tenants under our leases (including monthly base rent receivables and certain contractually obligated reimbursements by our tenants), as of the final date of the applicable period, multiplied by 12, including the Company's pro rata share of such amounts related to the Unconsolidated Joint Venture. Annualized Base Rent is not indicative of future performance.

CPI refers to a lease in which base rent is adjusted based on changes in a consumer price index.
Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g., roof, structure, parking lot, in each case, as further defined in the applicable lease).

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDA
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an industry trade group, has promulgated a supplemental performance measure known as Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate. Nareit defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to the Unconsolidated Joint Venture. We calculated EBITDAre in accordance with Nareit's definition described above.
In addition to EBITDAre, we use Adjusted EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Adjusted EBITDA, as defined by the Company, represents EBITDAre, modified to exclude non-routine items such as transaction related expenses and spin related expenses. We also exclude certain non-cash items such as impairments of intangible and right of use assets, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, amortization of intangibles, above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities and our pro rata share of Adjusted EBITDA adjustments related to the Unconsolidated Joint Venture. Management believes that excluding these costs from EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, EBITDAre and Adjusted EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP. The Company uses Adjusted EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. EBITDAre and Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

Occupancy Rate equals the sum of Leased Square Feet divided by Rentable Square Feet and includes the Company's pro rata share of such amounts related to the Unconsolidated Joint Venture, in each case, as of an applicable date.

Enterprise Value equals the sum of the Implied Equity Market Capitalization and Net Debt, in each case, as of an applicable date.
Fixed Charge Coverage Ratio is (a) the sum of (i) Interest Expense, excluding non-cash amortization and (ii) secured debt principal amortization on Adjusted Principal Outstanding, divided by (b) Adjusted EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.
Fixed Dollar or Percent Increase refers to a lease that requires contractual rent increases during the initial term of the lease agreement. A Fixed Dollar or Percent Increase lease may include a period of free rent at the beginning or end of the lease.
Flat refers to a lease that requires equal rent payments, with no contractual increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.

Orion Office REIT Inc. | WWW.ONLREIT.COM | 29

Q3 2022 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

Funds Available for Distribution ("FAD")
Funds available for distribution, as defined by the Company, represents Core FFO, as defined below, modified to exclude capital expenditures, as well as certain non-cash items such as amortization of deferred financing costs, amortization of above market leases and deferred lease incentives, net of amortization of below market lease liabilities, straight-line rental revenue, equity-based compensation, equity in income or losses of the Unconsolidated Joint Venture and our pro rata share of FAD adjustments related to the Unconsolidated Joint Venture. Management believes that adjusting these items from Core FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides useful information regarding the Company's ability to fund its dividend.
However, not all REITs calculate FAD and those that do may not calculate FAD the same way, so comparisons with other REITs may not be meaningful. FAD should not be considered as an alternative to net income (loss) or cash flow provided by operating activities as determined under GAAP.
Nareit Funds from Operations ("Nareit FFO" or "FFO") and Core Funds from Operations ("Core FFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, Nareit has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP.
Nareit defines FFO as net income or loss computed in accordance with GAAP adjusted for gains or losses from disposition of real estate assets, depreciation and amortization of real estate assets, impairment write-downs on real estate, and our pro rata share of FFO adjustments related to the Unconsolidated Joint Venture. We calculate FFO in accordance with Nareit's definition described above.
In addition to FFO, we use Core FFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. Core FFO, as defined by the Company, excludes from FFO items that we believe do not reflect the ongoing operating performance of our business such as transaction related expenses, spin related expenses and gains or losses on extinguishment of swaps and/or debt. Core FFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as Core FFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and Core FFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and Core FFO the same way, so comparisons with other REITs may not be meaningful. FFO and Core FFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, Nareit, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate Core FFO and its use as a non-GAAP financial performance measure.
GAAP is an abbreviation for generally accepted accounting principles in the United States.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties and the Company's pro rata share of such amounts related to properties owned by the Unconsolidated Joint Venture, net of gross intangible lease liabilities. Gross Real Estate Investments should not be considered as an alternative to the Company's real estate investments balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.

The following table shows a reconciliation of Gross Real Estate Investments to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

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Q3 2022 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

	September 30, 2022	June 30, 2022	March 31, 2022
Total real estate investments, at cost - as reported	$1,380,903	$1,459,199	$1,486,255
Adjustments:
Gross intangible lease assets	364,058	371,110	370,981
Gross intangible lease liabilities	(31,317)	(35,068)	(35,068)
Gross assets held for sale	7,530	9,402	—
Proportionate share of Unconsolidated Joint Venture Gross Real Estate Investments	45,426	45,425	45,413
Gross Real Estate Investments	$1,766,600	$1,850,068	$1,867,581
Implied Equity Market Capitalization equals shares of common stock outstanding as of an applicable date, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange on such date.
Industry is derived from the Global Industry Classification Standard ("GICS") Methodology that was developed by Morgan Stanley Capital International ("MSCI") in collaboration with S&P Dow Jones Indices to establish a global, accurate, complete and widely accepted approach to defining industries and classifying securities by industry.
Interest Coverage Ratio equals Adjusted EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations.
Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt and the Company's pro rata share of the Unconsolidated Joint Venture's interest expense incurred on its outstanding principal balance. This measure excludes the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022
Interest expense, net - as reported	$7,904	$7,867	$6,847
Adjustments:
Amortization of deferred financing costs and other non-cash charges	(1,067)	(1,057)	(1,171)
Proportionate share of Unconsolidated Joint Venture Interest Expense, excluding non-cash amortization	294	155	115
Interest Expense, excluding non-cash amortization	$7,131	$6,965	$5,791
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher. The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable. Where we refer to the “Credit Rating” of a tenant, we refer to the Standard & Poor’s or Moody’s credit rating and such rating also may reflect the rating assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Leased Square Feet is Rentable Square Feet leased and includes such amounts related to the Unconsolidated Joint Venture.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.

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Q3 2022 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

Net Debt, Principal Outstanding and Adjusted Principal Outstanding
Principal Outstanding is a non-GAAP measure that represents the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Adjusted Principal Outstanding includes the Company's pro rata share of the Unconsolidated Joint Venture's outstanding principal debt balance. We believe that the presentation of Principal Outstanding and Adjusted Principal Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Principal Outstanding and Adjusted Principal Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.
Net Debt is a non-GAAP measure used to show the Company's Adjusted Principal Outstanding, less all cash and cash equivalents and the Company's pro rata share of the Unconsolidated Joint Venture's cash and cash equivalents. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
The following table shows a reconciliation of Net Debt, Principal Outstanding and Adjusted Principal Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	September 30, 2022	June 30, 2022	March 31, 2022
Mortgages payable, net	$351,994	$351,820	$351,648
Credit facility term loan, net	173,478	173,133	172,793
Credit facility revolver	31,000	71,000	91,000
Total debt - as reported	556,472	595,953	615,441
Deferred financing costs, net	4,528	5,047	5,559
Principal Outstanding	561,000	601,000	621,000
Proportionate share of Unconsolidated Joint Venture Principal Outstanding	27,332	27,332	27,332
Adjusted Principal Outstanding	$588,332	$628,332	$648,332
Cash and cash equivalents	(23,282)	(19,300)	(18,585)
Proportionate share of Unconsolidated Joint Venture cash and cash equivalents	(758)	(623)	(652)
Net Debt	$564,292	$608,409	$629,095
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents total revenues less property operating expenses and excludes fee revenue earned for services to the Unconsolidated Joint Venture, impairment, depreciation and amortization, general and administrative expenses, transaction related expenses and spin related expenses. Cash NOI excludes the impact of certain GAAP adjustments included in rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. Cash NOI includes the pro rata share of such amounts from properties owned by the Unconsolidated Joint Venture. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income in accordance with GAAP. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.

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Q3 2022 SUPPLEMENTAL INFORMATION

Definitions (cont.) (unaudited, in thousands, except share and per share data)

The following table shows the calculation of NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022
Total revenues	$51,769	$52,849	$53,206
Less total operating expenses	(97,663)	(60,382)	(55,605)
Fee income from unconsolidated joint venture	(189)	(190)	(189)
Transaction related	194	141	63
Spin related	—	208	756
General and administrative	4,672	3,291	3,517
Depreciation and amortization	32,693	33,828	34,353
Impairment of real estate	44,801	7,758	1,602
NOI	36,277	37,503	37,703
Straight-line rent	(699)	(547)	(896)
Amortization of above and below market leases, net	(312)	(315)	(320)
Deferred lease incentives	36	—	—
Other non-cash adjustments	50	48	51
Proportionate share of Unconsolidated Joint Venture Cash NOI	848	850	849
Cash NOI	$36,200	$37,539	$37,387
Operating Properties refers to all properties owned and consolidated by the Company as of the applicable date.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Rentable Square Feet is leasable square feet of Operating Properties and the Company's pro rata share of leasable square feet of properties owned by the Unconsolidated Joint Venture.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs in accordance with the lease terms).
Unconsolidated Joint Venture includes the Company's investment in the Arch Street unconsolidated joint venture formed to acquire and own real estate properties.
Unencumbered Asset Ratio equals Unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage.
Unencumbered Gross Real Estate Investments equals Gross Real Estate Investments, excluding Gross Real Estate Investments related to properties serving as collateral for the Company's CMBS Loan and the Company's pro rata share of properties owned by the Unconsolidated Joint Venture that are pledged as collateral under mortgage debt. Unencumbered Gross Real Estate Investments includes otherwise unencumbered properties which are part of the unencumbered property pool under our credit facility and therefore generally are not available to serve as collateral under other borrowings.
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease as of the applicable date, weighted based on Annualized Base Rent and includes the years remaining on each of the respective leases of the Unconsolidated Joint Venture, weighted based on the Company's pro rata share of Annualized Base Rent related to the Unconsolidated Joint Venture.

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